HSBC Finance Corporation
Credit Card Securitization Program
Investor Presentation

June 2007

Disclosure

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation.  This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties.  This information speaks only as of the date on which it is provided.  Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC
Holdings plc Annual Report and the HSBC Finance Corporation Annual
Report on Form 10-K, each for the year ended December 31, 2006.

Contents

®Union Plus is a registered trademark of Union Privilege

1.

HSBC Holdings PLC – Leading Global Financial Institution

Pg. 4

2.

HSBC Finance Corporation

Pg. 5-8

Overview

Business Units

Managed Receivables

Domestic Funding Mix

3.

Credit Card Program Overview

Pg. 10-18

Global Card Presence

Leveraging Our Global Card Position

HSBC Credit Card Services History

One of the Largest Credit Card Services

HSBC Credit Card Services Legal Entity Structure

HSBC Credit Card Services Key Facilities

HSBC Credit Card Services Underwriting Process Overview

HSBC Credit Card Services Account Management Overview

HSBC Credit Card Services Collections Overview

4.

Union Plus® Program

Pg. 20-23

Union Plus Card Overview

Union Plus Card Product Overview

5.

GM Program

Pg. 25-26

GM Program Overview

6.

Metris Program

Pg. 28-30

Metris Acquisition Update

Metris Portfolio Overview

Metris Card Product Overview

7.

Summary

Pg. 31

HSBC is one of the largest financial services organizations in the world with a market capitalization of more than $212 billion at December 31,
2006

Listed on the London, Hong Kong, New York, Paris and Bermuda stock exchanges

Significant balance sheet resources to support priority clients in achieving their strategic objectives – total assets of $1,861 billion at
December 31, 2006, and long term/senior ratings of AA- Pos outlook
(S&P), Aa2 Pos outlook (Moody’s) and AA Pos outlook (Fitch)

10,000 offices across 82 countries and territories

2006 pre-tax profit of $22 billion

HSBC Holdings PLC – Leading Global Financial Institution

Source:  HSBC Annual Report 12/31/2006

HSBC Finance Corporation Overview

Overview

Doing business through predecessor entities since 1878

A recognized leader in U.S. consumer lending

Solid market share in all businesses

Balance sheet is focused on non-conforming and non-prime
borrowers

Extensive customer base and distribution network

Nationwide retail branch network, direct mail and e-commerce

Significant distribution through alliances and partnerships

Serves the consumer borrowing needs of the middle income market through multiple channels

HSBC Finance Corporation

Consumer and
Mortgage Lending

Auto Finance

HSBC Card and

Retail Services

Retail Channel

Wholesale
Channel

HSBC Finance Corporation Business Units

General Purpose
Credit Card

Private Label
Credit Card

Other

Source:  HSBC Annual Report 12/31/2006

Co-Brand Card

Personal Non-credit Card
13%
Real Estate Secured
60%
Automobile Loans
8%
Private Label
2%
Mastercard-Visa
17%

7

HSBC

3/31/2007

Managed Receivables Mix

$160.1  Billion

HSBC Finance Corporation’s Managed Receivables – By Type

Source: HSBC Finance Corp. 10Q March 31, 2007

Securitization
17%
Short Term
Debt
7%
Long Term
Debt
76%

8

HSBC

HSBC Finance  – Domestic Funding Mix

$140.1 Billion

Note: Excludes Private Label Credit Card Receivables at HSBC Bank USA

Source: HSBC Finance Corp. 10Q March 31, 2007

Domestic Funding Mix

3/31/07

Credit Card Program Overview

Europe

South

America

Australia

Asia

HSBC Global Card Receivables (Gross) of approximately $75 billion as of December
2006

North
America

Global Card Presence

Source: HSBC Holdings plc Annual Report 2006

Leveraging Technology

WHIRL Platform

Conversions completed for HSBC USA, Mexico, Canada and UK (other countries in progress)

Low cost state-of-the-art technology for MasterCard® /VISA®/American Express®/Discover® and
Private Label

Facilitate analytic based decision making

Intellectual Capital

Focus on Data Analytics and Modeling

Centralized pool of expertise

Scorecards, models and strategies

Marketing segmentation and response models

Expansion of Global Resources to achieve cost and skill advantages

Expansion to India and Philippines

Fostering Best Practices

Secondments and short-term assignments

Global Brand

“28th most recognized brand name in 2006” - Interbrand

HSBC – Leveraging Our Global Card Position

®MasterCard, VISA, American Express and Discover are registered trademarks of MasterCard International Incorporated, VISA USA, Inc.

American Express Company and Novus Credit Services, Inc.

More than twenty-five years in bankcard business

Securitization has been an important component of funding since 1990

Key business development events in affinity programs

Merchant Co-Brand Programs

Discover

Metris Acquisition

HSBC Holdings, plc. Acquired Household

Launched Partnership Programs

Acquired Renaissance Holdings

Acquired Union Plus Portfolio, Entering the Affinity Business

Added Co-branding Strategy (Launched Ameritech Card)

Acquired Valley National Bank, Salinas, CA

American Express

GM Flex Card Launch

UP Relaunch

Launched Turndown Program

Partnered with Renaissance Holdings to Enter the
Underserved Market

Launched The GM Card®

Embarked on Expanding Credit Card Business

2006

2005

2003

2001

2000

1999

1996

1992

1991

1985

1981

HSBC Credit Card Services History

One of the Largest Credit Card Issuers in the U.S.

Fifth largest U.S. MasterCard / Visa bankcard issuer*

21 million active accounts and over $28 billion in gross receivables** at December 31, 2006

Unique capability to issue MasterCard, Visa, Discover and American Express

Leveraging global strengths of HSBC

Strong balance sheet, funding and capital market access

Global brand

Leverage HSBC retail customer relationships

Capabilities summary

Full-spectrum lending (super-prime, prime, near-prime, sub-prime)

Develop and manage large customized partnership programs

Analytically-driven decision making (marketing, risk, operations, collections)

Efficient low cost operations

Leveraging HSBC scale, offshore resourcing, process re-engineering, internet capabilities

Focus on high quality care (service and sales)

Highly efficient and effective collections capabilities

ABS Seller/Servicer rating for origination and servicing of HSBC’s  co-brand/ affinity cards is
ABPS/S1- per Fitch Ratings at October 23, 2006

* The Nilson Report, January 2007

**Excludes HSBC Bank USA portfolio of $1.1 billion at December 31, 2006

HSBC Credit Card Services Primary Legal Entity Structure

HSBC Finance
Corporation

HSBC Bank Nevada, National Association

(Account Ownership)

HSBC Card Services Inc. (Sub-servicer)

Household Affinity Funding Corporation III (1)

HSBC Affinity Corporation I (2)

HSBC Receivables Acquisition Company I

HSBC Bank Card Services

HSBC Receivable Funding Inc. I (3)

Metris Receivables, Inc. (4)

Securitization Trusts:

(1) Household Affinity Credit Card Master Note Trust I

(2) HSBC Affinity Credit Card Master Note Trust I

(3) HSBC Credit Card Master Note Trust (USA) I

(4) Metris Master Trust

India

Philippines

Overseas Servicing

HSBC Credit Card Services Map of Key Facilities

HSBC Group
Service Centers
India
Philippines

Baltimore, MD

Chesapeake, VA

Portland OR

Salinas, CA

Chicago, IL

Las Vegas, NV

Tulsa, OK

Sioux Falls, SD

Minneapolis, MN

Marketing Channels

Direct Mail

Outbound Telemarketing

Inbound Telemarketing

Take Ones

Internet

Underwriting Process

Use application, credit bureau, third party verification data

Use a combination of FICO, bankruptcy and custom risk scores to underwrite accounts

Use a combination of scores, customer segmentation and income to assign credit lines

HSBC Credit Card Services Underwriting Process Overview

New Accounts (Less than 3 months old)

Analyze transaction data

Shut down lines for bad behavior (e.g. high cash usage in a short duration)

Risk Scoring (used for most product portfolios)

After booking, accounts are scored monthly using Credit Bureau Score (CBS) and internal Master File scores

CBS is an internal generic score

Rank orders risk of loss similar to FICO

Uses similar credit bureau attributes to FICO

Periodically validated to confirm predictive strength is consistent with original model

Credit Line Increases

Every 1-2 months accounts may be evaluated for a line increase

Accounts that have received line increases in the previous 6 months are excluded

Credit Line Decreases

Every month line decreases are evaluated multiple times ranging from daily to monthly depending on the type of activity

HSBC Credit Card Services Account Management Overview

Collections function is performed in eight operating centers worldwide

Collections strategy is a function of risk loss, as measured by behavioral score, balance, level of delinquency, length of account history, and other available customer information

Analytics reach beyond traditional strategy into the entire collections process

Contact Management is a key area of focus

Predictive Dialing is used for nearly all phone contacts

Resource Optimization is an integral part of the collections process

HSBC Credit Card Services Collections Overview

Union Plus (UP) Card

The Union Plus portfolio was acquired from The Bank of New York in 1996

Organic growth from $3.4 billion in receivables in 1996 to over $6.4 billion in receivables today

Approximately 14 million marketable members

The largest affinity credit card program in the US

Population reflects a broad spectrum of American labor force

Strong endorsement of the Union Plus card from union leadership and internationals

Each union is marketed in a customized approach under the Union Plus brand

Multiple channel marketing capability

Union Plus Card – Overview

Strong affinity

Strong response rates

Increased product loyalty

Union Plus brand means credit card to consumers

For most it is their de facto “union card”

Multiple product offerings i.e. Union Specific, Rewards, Platinum etc.

Strong partnership with UP and unions

Well-integrated, cooperative management teams

Teamwork approach

Internal core team

External partners

Joint marketing planning

Participation in research and analysis

Integrated communications across all channels

UP re-launch

Successful re-launch in multiple waves in 2005 resulted in sustained increased activation, debit/sales activity, balance build

Union Plus Card – Overview (cont)

Credit Card

Classic, Gold and Platinum cards

Union specific card designs

Grace period and no-grace period products

Union Scholarship Fund

Available rewards programs

Cash back

Travel Rewards

Union Plus Rewards

Pricing

Risk-based at Prime plus an add-on percentage

Temporary promotional rates

Union Plus Card – Product Overview

Payment

Minimum payment is equal to the amount of the new balance if the new balance is less than $15 or, if the new balance is more than $15, the greater of (a) 1% of the new balance, plus periodic finance charges, any late payment fee, any over-limit fee and an amount equal to 1/12 of the annual fee, if any, or (b) $15

Payment holidays

Finance charges continue to accrue

Two payment holidays per 12 month period

Dates set by membership organization

Holidays tend to be seasonal, focusing on February and October

Strike skip payment

Qualified cardholder, at cardholder request

Union sanctioned strike or lockout occurring after the account is opened and is in effect at least 30 days

Four strike skip payments per 12 month period

Maximum payment holidays and strike skip payments of three consecutive months

Union Plus Card – Product Overview (con’t.)

GM Program

GM Program Overview

Largest automobile credit card rewards program

Strong value proposition drives customer loyalty

GM Card sales continue to be strong

Multi-channel account acquisition capabilities

Enhanced customer segmentation for direct mail originations

Targeted underwriting and line assignment criteria

Successful balance build and retention programs

Continued solid profitability and predictable results

GM is one of the top five US co-branded programs by mail volume

Approaching the 15 year anniversary of the relationship

GM Program Overview (continued)

Strong consumer value

Rich reward

Competitive credit card features and pricing

Multiple product offerings

Easy to redeem earnings

Leverages strong brand name

Excellent press coverage on GM product at Detroit auto show

Access to a targetable, loyal customer base

Identified and shared business objectives

Cooperative, committed management teams

Integrated management processes

Integrated customer communications and care in all channels

Metris Program

Rationale

Enhanced HSBC near-prime capabilities

Scale of HSBC has improved operational efficiency

Performance-to-date

Integration complete

New account growth has been stronger than originally
forecasted

Expense savings have been higher than expected

Metris Acquisition Update

Near-Prime Market Focus

Middle market

Credit users

Mix of near-prime / prime customers

Proprietary models and techniques

Approximately 2.9 million active accounts /
nationwide distribution

Near-Prime Business Model

Pre-screened

Direct mail and telemarketing

Higher interest yields / fees

Control higher credit costs / other costs

Metris Portfolio - Overview

Issue MasterCard, Visa, American Express and Discover Network
Credit Cards

Leverage several brands including HSBC and Direct Merchants Bank

Predominately Platinum with no annual fee

Various Rewards Programs

Metris Card – Product Overview

Full spectrum lending, leveraging affinity partner brand

Develop and manage a large, customized multi-brand program

Wide breadth of product offering

Multiple reward product offerings

Innovation: product, sales, service and channel

Strategic focus on brand development and affiliate cross-sell

Strong profitable organic growth

Summary